UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2014

ENDOLOGIX, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-28440	68-0328265
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 Studebaker, Irvine, CA	92618
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (949) 595-7200

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)    On February 1, 2014, Endologix, Inc. (the “Company”) entered into:

•	an Employment Agreement with John McDermott, the Company’s Chief Executive Officer;

•	an Employment Agreement with Shelley B. Thunen, the Company’s Chief Financial Officer and Secretary;

•	an Employment Agreement with Robert D. Mitchell, the Company’s President;

•	an Employment Agreement with Todd Abraham, the Company’s Vice President, Operations; and

•	an Employment Agreement with Joseph A. DeJohn, the Company’s Vice President, Sales.

Each of the foregoing executive officers of the Company is referred to herein as a “Named Executive Officer” for the fiscal year ended December 31, 2013. Each of the foregoing employment agreements is referred to herein as a “Restated Employment Agreement,” and collectively, the “Restated Employment Agreements.” The Restated Employment Agreements supersede and amend and restate the prior employment arrangements between the Company and each Named Executive Officer. The term of employment of each Named Executive Officer under his or her Restated Employment Agreement will be three years, but will automatically be extended for one or more additional terms of one year each, unless terminated by at least 30 days’ prior written notice. Except as set forth below, the Named Executive Officers will continue to be eligible for the same compensation and benefits and will be subject to the same material terms and conditions as provided for in their prior employment arrangements with the Company.
Mr. McDermott’s Restated Employment Agreement materially modified the terms of his prior employment arrangement with the Company as follows.

•
Involuntary Termination Prior to a Change in Control. Mr. McDermott’s Restated Employment Agreement modified: (i) the severance payable to Mr. McDermott upon an Involuntary Termination (as defined in the Restated Employment Agreements) such that he will be entitled to receive a lump-sum payment equal to 18 months of his base salary, payable within 60 days following termination, as opposed to 12 months of his base salary, payable in equal installments over a period of 12 months following termination; (ii) the vesting acceleration of Mr. McDermott’s stock option awards such that any stock options granted to him prior to February 1, 2014 will accelerate by 12 months following an Involuntary Termination but no stock options granted to him on or after February 1, 2014 will accelerate upon termination (prior to such change all options would accelerate by 12 months regardless of the grant date); and (iii) the vesting acceleration of Mr. McDermott’s restricted stock unit awards such that any restricted stock units granted to him prior to February 1, 2014 will accelerate by 12 months following an Involuntary Termination but no restricted stock units granted to him on or after February 1, 2014 will accelerate upon termination (prior to such change no restricted stock units would accelerate upon termination).

•
Involuntary Termination Upon or Following a Change in Control. Mr. McDermott’s Restated Employment Agreement modified: (i) the severance payable to Mr. McDermott upon an Involuntary Termination within 24 months following a Change in Control (as defined in the Restated Employment Agreements) such that he will be entitled to receive a lump-sum payment equal to 24 months of his base salary, payable within 60 days following termination, as opposed to 12 months of his base salary, payable in equal installments over a period of 12 months following termination; and (ii) the target bonus payable to Mr. McDermott upon an Involuntary Termination within 24 months following a Change in Control such that he will be entitled to receive 100%, as opposed to a pro rata portion, of his target bonus upon termination. Mr. McDermott remains entitled to full vesting acceleration of his outstanding equity awards upon a Change in Control.

Ms. Thunen’s Restated Employment Agreement materially modified the terms of her prior employment arrangement with the Company as follows.

•
Involuntary Termination Prior to a Change in Control. Ms. Thunen’s Restated Employment Agreement modified: (i) the severance payable to Ms. Thunen upon an Involuntary Termination such that any severance will be made in a lump-sum payment within 60 days following termination, as opposed to equal installment payments over a period of 6 months following termination; (ii) the vesting acceleration of Ms. Thunen’s stock o ption awards such that any stock options granted to her prior to February 1, 2014 will accelerate by six months following an Involuntary Termination but no stock options granted to her on or after February 1, 2014 will accelerate upon termination (prior to such change all options would accelerate regardless of the grant date); and (iii) the vesting acceleration of Ms. Thunen’s restricted stock unit awards such that any restricted stock units granted to her prior to February 1, 2014 will accelerate by six months following an Involuntary Termination but no restricted stock units granted to her on or after February 1, 2014 will accelerate upon termination (prior to such change all restricted stock awards would accelerate by six months regardless of the grant date).

•
Involuntary Termination Upon or Following a Change in Control. Ms. Thunen’s Restated Employment Agreement modified: (i) the severance payable to Ms. Thunen upon an Involuntary Termination within 24 months following a Change in Control such that she will be entitled to receive a lump-sum payment equal to 18 months of her base salary, payable within 60 days following termination, as opposed to 12 months of her base salary, payable in equal installments over a period of 12 months following termination; and (ii) the target bonus payable to Ms. Thunen upon an an Involuntary Termination within 24 months following a Change in Control such that she will be entitled to receive 100%, as opposed to a pro rata portion, of her target bonus upon termination. Ms. Thunen remains entitled to full vesting acceleration of her outstanding equity awards upon a Change in Control.

The Restated Employment Agreements of Messrs. Mitchell, Abraham and DeJohn materially modified the terms of their prior employment arrangements with the Company as follows.

•
Involuntary Termination Prior to a Change in Control. The Restated Employment Agreements of Messrs. Mitchell, Abraham and DeJohn modified: (i) the severance payable to such Named Executive Officers upon an Involuntary Termination such that any severance will be made in a lump-sum payment within 60 days following termination, as opposed to equal installment payments over a period of six months following termination; (ii) the vesting acceleration of such Named Executive Officers’ stock option awards such that any stock options granted to them prior to February 1, 2014 will accelerate by six months following an Involuntary Termination but no stock options granted to them on or after February 1, 2014 will accelerate upon termination (prior to such change all options would accelerate by six months regardless of the grant date); and (iii) the vesting acceleration of such Named Executive Officers’ restricted stock unit awards such that any restricted stock units granted to them prior to February 1, 2014 will accelerate by six months following an Involuntary Termination but no restricted stock units granted to them on or after February 1, 2014 will accelerate upon termination (prior to such change no restricted stock units would vest following termination).

•
Involuntary Termination Upon or Following a Change in Control. The Restated Employment Agreements of each of Mr. Mitchell, Mr. Abraham and Mr. DeJohn modified: (i) the severance payable to them upon an Involuntary Termination within 24 months following a Change in Control such that they will be entitled to receive a lump-sum payment equal to 18 months of their respective base salary, payable within 60 days following termination, as opposed to 12 months of their respective base salary, payable in equal installments over a period of 12 months following termination; (ii) the target bonus payable to them upon an an Involuntary Termination within 24 months following a Change in Control such that they will be entitled to receive 100%, as opposed to a pro rata portion, of their respective target bonus upon termination; and (iii) the vesting acceleration of their outstanding equity awards such that all such equity awards shall vest in full upon a Change in Control (prior to such change full vesting of outstanding stock options required termination following a Change in Control and no restricted stock units would vest following termination).

In addition, on February 1, 2014 the Company entered into a new form of Indemnification Agreement with each Named Executive Officer (each, a “Restated Indemnification Agreement”). Each Restated Indemnification Agreement provides, among other things, that the Company will indemnify the Named Executive Officers under the circumstances and to the extent provided therein for expenses, judgments, fines and amounts each may be required to pay for proceedings to which each may be made a party by reason of his or her position as an officer of the Company or any of its subsidiaries.
The foregoing descriptions of the Restated Employment Agreements do not purport to be complete and are qualified in their entirety by reference to the full texts of the Restated Employment Agreements, copies of which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, and 10.5 and are incorporated herein by reference. The foregoing description of the

Restated Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Restated Indemnification Agreement, a copy of which is attached hereto as Exhibit 10.6 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
10.1	Employment Agreement, dated as of February 1, 2014, between Endologix, Inc. and John McDermott.
10.2	Employment Agreement, dated as of February 1, 2014, between Endologix, Inc. and Shelley B. Thunen.
10.3	Employment Agreement, dated as of February 1, 2014, between Endologix, Inc. and Robert D. Mitchell.
10.4	Employment Agreement, dated as of February 1, 2014, between Endologix, Inc. and Todd Abraham.
10.5	Employment Agreement, dated as of February 1, 2014, between Endologix, Inc. and Joseph A. DeJohn.
10.6	Form of Indemnification Agreement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDOLOGIX, INC.

Date: February 3, 2014	/s/ Shelley B. Thunen
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Employment Agreement, dated as of February 1, 2014, between Endologix, Inc. and John McDermott.
10.2	Employment Agreement, dated as of February 1, 2014, between Endologix, Inc. and Shelley B. Thunen.
10.3	Employment Agreement, dated as of February 1, 2014, between Endologix, Inc. and Robert D. Mitchell.
10.4	Employment Agreement, dated as of February 1, 2014, between Endologix, Inc. and Todd Abraham.
10.5	Employment Agreement, dated as of February 1, 2014, between Endologix, Inc. and Joseph A. DeJohn.
10.6	Form of Indemnification Agreement